                                                                 Exhibit 99.1

FOR IMMEDIATE RELEASE:


         CNB FINANCIAL SERVICES, INC. ANNOUNCES RESULTS FOR THE QUARTER

     Thomas F. Rokisky, President/CEO of CNB Financial Services, Inc. (CNB), the parent company of Citizens National Bank of Berkeley Springs announced for the three months ended June 30, 2003, CNB had consolidated net income of $441,000, or $0.96 per share as compared to $366,000, or $0.80 per share for the three months ended June 30, 2002. For the six months ended June 30, 2003, CNB has consolidated net income of $756,000, or $1.65 per share compared to $640,000, or $1.40 per share for the six months ended June 30, 2002.

     CNB, with total assets at June 30, 2003 of $195.5 million, has two full service offices in Berkeley Springs, West Virginia with an ATM at the main office and a cash machine located at Cacapon State Park. The Bank also has two full service branch offices and ATMs in Berkeley County, West Virginia. One office is in Hedgesville, West Virginia and the newest office is in south Martinsburg, West Virginia. The Bank also has a cash machine located at the Woods Resort near Hedgesville.

         This press release may include "forward-looking statements" as defined by the Securities and Exchange Commission. Such statements are those concerning the 2003 outlook for earnings, revenues and expenses. All statements, other than statements of historical facts, included in this press release that address activities, events or developments that the company expects, believes or anticipates will or may occur in the future are forward-looking statements. These statements are based on certain assumptions made by the company based on its experience and perception of historical trends, current conditions, expected future developments and other factors it believes are appropriate in the circumstances. Such statements are subject to a number of assumptions, risks and uncertainties, many of which are beyond the control of the company.


                             - financials follow -

                   CNB FINANCIAL SERVICES, INC. AND SUBSIDIARY
                 CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION

                                                                   JUNE 30,            DECEMBER 31,
                                  ASSETS                             2003                  2002
                                                                 ------------          ------------
                                                                 (Unaudited)
Cash and due from banks                                          $  8,443,554          $  7,832,735
Federal funds sold                                                  2,221,633             4,127,299
Securities available for sale
   (at approximate market value)                                   43,730,863            43,429,902
Federal Home Loan Bank stock, at cost                                 646,900               429,000
Federal Reserve Bank stock, at cost                                   129,650               129,650
Loans and lease receivable, net                                   132,597,708           128,330,303
Accrued interest receivable                                           801,652               891,986
Foreclosed real estate (held for sale), net                             1,800                 1,800
Premises and equipment, net                                         4,675,939             4,800,135
Cash surrender value of life insurance                              1,047,745               964,179
Intangible assets                                                      92,141                96,483
Other assets                                                        1,152,632               568,608
                                                                 ------------          ------------

         TOTAL ASSETS                                            $195,542,217          $191,602,080
                                                                 ============          ============


                   LIABILITIES AND SHAREHOLDERS' EQUITY
LIABILITIES
   Deposits:
        Demand                                                   $ 27,667,579          $ 26,663,469
        Interest-bearing demand                                    30,927,318            30,087,763
        Savings                                                    23,128,522            21,489,855
        Time, $100,000 and over                                    37,349,638            37,433,561
        Other time                                                 57,320,919            57,387,901
                                                                 ------------          ------------
                                                                 $176,393,976          $173,062,549
   Accrued interest payable                                           816,856             1,010,086
   Deferred income taxes                                               28,021               158,269
   Accrued expenses and other liabilities                           1,668,297             1,101,158
                                                                 ------------          ------------

         TOTAL LIABILITIES                                       $178,907,150          $175,332,062
                                                                 ------------          ------------

SHAREHOLDERS' EQUITY
   Common stock, $1 par value; 5,000,000  shares
       authorized; 458,048 shares outstanding                    $    458,048          $    458,048
   Capital surplus                                                  3,863,592             3,863,592
   Retained earnings                                               11,844,931            11,267,374
   Accumulated other comprehensive income                             468,496               681,004
                                                                 ------------          ------------

         TOTAL SHAREHOLDERS' EQUITY                              $ 16,635,067          $ 16,270,018
                                                                 ------------          ------------

         TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY              $195,542,217          $191,602,080
                                                                 ============          ============


The Notes to Consolidated Financial Statements are an integral part of these statements.

                   CNB FINANCIAL SERVICES, INC. AND SUBSIDIARY
                  CONSOLIDATED STATEMENTS OF INCOME (Unaudited)

                                                      THREE MONTHS ENDED                   SIX MONTHS ENDED
                                                           JUNE 30,                            JUNE 30,
                                                  ----------------------------        ----------------------------
                                                     2003              2002              2003             2002
                                                  ----------        ----------        ----------        ----------
INTEREST INCOME
   Interest and fees on loans                     $2,369,050        $2,268,127        $4,689,197        $4,478,250
   Interest and dividends on securities
      U.S. Government agencies and
         corporations                                335,699           493,769           676,933         1,073,772
      Mortgage backed securities                     161,108            87,708           322,887            91,990
      State and political subdivisions                14,613             9,470            27,725            16,833
      Other                                            7,499             7,331            12,098            15,396
   Interest on federal funds sold                      5,454            22,737            12,981            36,054
                                                  ----------        ----------        ----------        ----------
                                                  $2,893,423        $2,889,142        $5,741,821        $5,712,295
                                                  ----------        ----------        ----------        ----------
INTEREST EXPENSE
   Interest on interest bearing demand,
     savings and time deposits                    $1,073,340        $1,343,743        $2,289,608        $2,726,326
   Interest on federal funds purchased                   124              --                 270              --
                                                  ----------        ----------        ----------        ----------
                                                  $1,073,464        $1,343,743        $2,289,878        $2,726,326
                                                  ----------        ----------        ----------        ----------

           NET INTEREST INCOME                    $1,819,959        $1,545,399        $3,451,943        $2,985,969

PROVISION FOR LOAN LOSSES                             86,000            38,500           137,000           111,500
                                                  ----------        ----------        ----------        ----------

           NET INTEREST INCOME AFTER
               PROVISION FOR LOAN LOSSES          $1,733,959        $1,506,899        $3,314,943        $2,874,469
                                                  ----------        ----------        ----------        ----------

NONINTEREST INCOME
   Service charges on deposit accounts            $  247,305        $  190,973        $  438,094        $  339,175
   Other service charges, commissions
      and fees                                        95,547           105,497           187,430           172,862
   Insurance commissions                              26,363            26,053            50,634            51,384
   Other operating income                             26,542            11,063            45,391            48,016
   Net gain on sale of securities                     52,497            23,903            97,092            78,028
   Income from title company                          13,300            19,400            23,550            33,400
   Gain on sale of other real estate owned              --               4,127              --               3,492
                                                  ----------        ----------        ----------        ----------
                                                  $  461,554        $  381,016        $  842,191        $  726,357
                                                  ----------        ----------        ----------        ----------
NONINTEREST EXPENSES
   Salaries                                       $  483,439        $  563,720        $1,162,828        $1,095,392
   Employee benefits                                 216,920           182,250           429,140           370,477
   Occupancy of premises                              75,801            65,190           147,814           142,956
   Furniture and equipment expense                   184,898            93,737           302,435           180,828
   Other operating expenses                          509,738           403,595           912,237           825,752
                                                  ----------        ----------        ----------        ----------
                                                  $1,470,796        $1,308,492        $2,954,454        $2,615,405
                                                  ----------        ----------        ----------        ----------

            INCOME BEFORE INCOME TAXES            $  724,717        $  579,423        $1,202,680        $  985,421

PROVISION FOR INCOME TAXES                           283,873           212,934           446,484           345,151
                                                  ----------        ----------        ----------        ----------

            NET INCOME                            $  440,844        $  366,489        $  756,196        $  640,270
                                                  ==========        ==========        ==========        ==========

BASIC EARNINGS PER SHARE                          $     0.96        $     0.80        $     1.65        $     1.40
                                                  ==========        ==========        ==========        ==========

The Notes to Consolidated Financial Statements are an integral part of these statements.